Exhibit 10.2

SECOND AMENDMENT TO

FRANCHISE AGREEMENT

THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED FRANCHISE AGREEMENT (the “Amendment”) is effective as of                  (the “Amendment Date”) between:

(1)                                 (“Franchisee”), a limited liability company organized and existing under the laws of United Mexican States with its registered office and principal place of business located at                     ; and

(2)    HYATT FRANCHISING LATIN AMERICA, L.L.C. (“Hyatt”), a limited liability company organized and existing under the laws of the State of Delaware (U.S.A.) with its principal place of business located at 150 North Riverside Plaza, Chicago, Illinois 60606, U.S.A.

Hyatt and Franchisee are hereinafter collectively referred to as the “Parties” and each individually as a “Party”.

BACKGROUND

A.    Hyatt and Franchisee are parties to that certain Franchise Agreement, as amended (the “FA”) for the operation of a Hyatt All-Inclusive Resort at                     . Capitalized terms used in this Second Amendment but not otherwise defined shall have the meanings given to them in the FA.

B.    The Parties have agreed to make certain amendments to the FA.

NOW, THEREFORE, in consideration of the covenants, mutual benefits to be derived, and the representations and warranties, conditions and promises contained herein and in the FA, and intending to be legally bound, the Parties hereby agree as follows:

1.	TERRITORIAL RIGHTS AND RESTRICTIONS

Section 2.2.5 is hereby deleted in its entirety.

[signature page to follow]

IN WITNESS WHEREOF, the Parties have executed and delivered this Second Amendment on the day and year first above written.

FRANCHISEE:	HYATT: HYATT FRANCHISING LATIN AMERICA, L.L.C.

By:	By:
Name:	Name:
Title:	Title:

Date:	Date: